                                                                   EXHIBIT 10.38


                                     [LOGO]

                                DRILLING CONTRACT

                                     BETWEEN

                   AZERBAIJAN INTERNATIONAL OPERATING COMPANY

                                       AND

                       SANTA FE INTERNATIONAL CORPORATION





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                                                               DRILLING CONTRACT
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                                TABLE OF CONTENTS


CLAUSE 1    DEFINITIONS AND INTERPRETATION.................................................................1
CLAUSE 2    CARRY OUT DRILLING SERVICES....................................................................5
CLAUSE 3    RATES AND CHARGES..............................................................................5
CLAUSE 4    TERM OF CONTRACT...............................................................................5
CLAUSE 5    TERMINATION....................................................................................5
CLAUSE 6    ACCESS TO LOCATIONS............................................................................6
CLAUSE 7    DEFAULT........................................................................................7
CLAUSE 8    LIABILITIES AND INDEMNITIES...................................................................11
CLAUSE 9    CONTRACTOR'S INSURANCES.......................................................................18
CLAUSE 10   TAX INFORMATION AND INDEMNITY.................................................................21
CLAUSE 11   BANKRUPTCY OR LIQUIDATION.....................................................................22
CLAUSE 12   FORCE MAJEURE.................................................................................22
CLAUSE 13   FREEDOM FROM LIENS............................................................................23
CLAUSE 14   CONTRACTOR TO MAINTAIN REPRESENTATION.........................................................23
CLAUSE 15   GIVING OF NOTICES AND PAYMENT OF FEES.........................................................23
CLAUSE 16   CONFIDENTIAL INFORMATION......................................................................24
CLAUSE 17   PUBLICITY.....................................................................................25
CLAUSE 18   ASSIGNMENT AND SUBCONTRACTING.................................................................25
CLAUSE 19   APPLICATION OF LAWS AND REGULATIONS...........................................................27
CLAUSE 20   SERVING OF NOTICES............................................................................27
CLAUSE 21   VARIATION AND WAIVER..........................................................................28
CLAUSE 22   INDEPENDENT CONTRACTOR RELATIONSHIP...........................................................28
CLAUSE 23   INFRINGEMENT OF PATENTS.......................................................................29
CLAUSE 24   APPLICABLE LAW................................................................................29
CLAUSE 25   ARBITRATION...................................................................................30
CLAUSE 26   EXCLUSION OF PREVIOUS CORRESPONDENCE..........................................................31
CLAUSE 27   AUDIT.........................................................................................31
CLAUSE 28   GENERAL PROVISIONS............................................................................31


EXHIBITS



EXHIBIT "1"      FORM OF ASSIGNMENT AGREEMENT

EXHIBIT "2"      FORM OF PARENT COMPANY GUARANTEE

EXHIBIT "3"      CONTRACTOR's INSURANCE

EXHIBIT "4"      STATEMENT OF REQUIREMENTS

EXHIBIT "5"      RATES AND CHARGES

EXHIBIT "6"      CONTRACTOR's PERSONNEL

EXHIBIT "7"      CONTRACTOR's EQUIPMENT


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C-2000-AIOC-21467

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                                                               DRILLING CONTRACT
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THIS CONTRACT shall be effective on 7th July 1999 ("EFFECTIVE DATE") and is made
BY AND BETWEEN:


AZERBAIJAN INTERNATIONAL OPERATING COMPANY ("AIOC"), a Company incorporated and subsisting under the laws of the Cayman Islands; and


SANTA FE INTERNATIONAL CORPORATION ("SANTA FE"), a company established under the laws of the Cayman Islands.

AIOC may sometimes be referred to individually as "OPERATOR". SANTA FE may sometimes be referred to as "CONTRACTOR". The OPERATOR and CONTRACTOR may sometimes be referred to individually as a "Party" or collectively as the "Parties".

WHEREAS, the Parties agree that a floating drilling unit of modern international standard is needed to meet the OPERATOR'S drilling commitments under its PSA;

WHEREAS, OPERATOR and CONTRACTOR wish to enter into this CONTRACT for the provision of DRILLING SERVICES with respect to the DRILLING UNIT made the subject of this CONTRACT.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

                     CLAUSE 1 DEFINITIONS AND INTERPRETATION


1.1      Definitions

         In the CONTRACT the following words and expressions shall have the meanings assigned to them, except where the context otherwise requires.

         1.1.1 "AFFILIATE" of a company means a person or entity directly or indirectly controlling, controlled by, or under common control with such company. "Control" for this purpose shall, in the case of a corporation with outstanding voting stock, require the direct or indirect ownership of, or power to vote with respect to, outstanding shares of a corporation's capital stock constituting fifty percent (50%) or more of the votes of any class of such corporation's outstanding voting stock.

         1.1.2 "CERTIFICATION" shall mean the class of certification as referenced in Exhibit "7".

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C-2000-AIOC-21467                                                   PAGE 1 OF 33

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         1.1.3      "COMMENCEMENT DATE" shall mean, as to each WELL, the date
                    after the EFFECTIVE DATE when the DRILLING UNIT is under tight tow to the OPERATOR's first or next LOCATION (whichever is applicable).

         1.1.4 "COMPLETION DATE" means the date and time the DRILLING UNIT is under tight tow from the last LOCATION, should the DRILLING UNIT be proceeding directly to fill another operator's contract, or alternatively, when the DRILLING UNIT is safely moored following removal of all of OPERATOR's MATERIALS and equipment, material and supplies of the OPERATOR's contractors and their subcontractors at Baku or other mutually agreed equidistant port.

         1.1.5 "CONTRACT" shall mean this instrument and all its Exhibits, together with any written extension, renewals, replacement or modification hereto which may be mutually agreed and executed by the Parties.

         1.1.6 "CONTRACT AREA" shall mean the Azerbaijan Sector of the Caspian Sea and any onshore area used in association therewith, or other areas agreed between the Parties.

         1.1.7 "CONTRACT DEPTH" shall mean the DEPTH as specified in Exhibit "4" to which the CONTRACTOR may be required to carry out the DRILLING SERVICES.

         1.1.8      "CONTRACTOR" shall mean Santa Fe International Corporation.

         1.1.9 "CONTRACTOR's EQUIPMENT" shall mean the DRILLING UNIT (as hereinafter defined) together with all the drilling and associated equipment listed in Exhibit "7" (hereinafter referred to as the "DRILLING EQUIPMENT") together with the CONTRACTOR's stock of spare parts.

         1.1.10     "CONTRACTOR GROUP" shall mean:

                    (a)  CONTRACTOR;
                    (b)  any parent company or shareholders of CONTRACTOR;
                    (c)  subsidiaries and AFFILIATES of (a) and (b);
                    (d)  all contractors and subcontractors of (a), (b) and (c)
                         including but not limited to SUBCONTRACTOR's; and
                    (e)  the agents, directors, officers and employees of (a),
                         (b), (c) and (d).


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C-2000-AIOC-21467                                                   PAGE 2 OF 33

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         1.1.11     "CONTRACTOR's PERSONNEL" or "its PERSONNEL" shall mean the
                    CONTRACTOR's labour and supervisory personnel listed in Exhibit "6".

         1.1.12 "CO-VENTURERS" as applied to OPERATOR shall mean any parties to a joint venture agreement whereby the OPERATOR undertakes to act as operator for such participants of any Offshore Block in which the CONTRACTOR may be required to perform the DRILLING SERVICES in the CONTRACT AREA.

         1.1.13 "DEPTH" shall mean the depth of the hole as obtained by measuring the drilling string with a steel tape, using as datum the top of the Rotary Table.

         1.1.14 "DRILLING SERVICES" shall mean the operations as defined in Clause 2.

         1.1.15 "DRILLING UNIT" shall mean the semisubmersible vessel "Dada Gorgud" as specified in Exhibit "7".

         1.1.16     "EFFECTIVE DATE" shall mean 7 July 1999.

         1.1.17 "FORCE MAJEURE" shall have the meaning ascribed to it in Clause 12.

         1.1.18     "LOCATION" shall mean the location of any WELL.

         1.1.19     "MONTH" shall mean a Gregorian calendar month.

         1.1.20     "OPERATOR" shall mean AIOC or any of OPERATOR's assignees.

         1.1.21     "OPERATOR GROUP" shall mean:

                                 (a) the OPERATOR;
                                 (b) any parent company or shareholders of
                                     OPERATOR;
                                 (c) subsidiaries and AFFILIATES of (a) and (b);
                                 (d) the working interest owners, co-lessees,
                                     co-owners (including CO-VENTURERS) of (a),
                                     (b) and (c); and (e) the agents, directors, officers and employees of (a), (b), (c) and
                                     (d).
         1.1.22 "OPERATOR's MATERIALS" shall mean the equipment, materials, and supplies owned and provided directly by the OPERATOR.

         1.1.23     "OPERATOR's REPRESENTATIVE" and "CONTRACTOR's
                    REPRESENTATIVE" shall mean those persons who are appointed as such from time to time by the OPERATOR and the CONTRACTOR respectively and whose names have been notified in writing by the appointing Party to the other Party.


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C-2000-AIOC-21467                                                   PAGE 3 OF 33

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         1.1.24     "OPERATOR's PSA" shall mean, as to OPERATOR, the
                    Exploration, Development and/or Production Sharing Agreement signed with the State Oil Company of Azerbaijan for an offshore block in the Azerbaijan sector of the Caspian Sea.

         1.1.25 "RIG STAFF" shall mean the Rig Superintendent, Assistant Rig Superintendent (if any), Toolpushers, Tour Pushers (if any), Drillers and Assistant Drillers of the CONTRACTOR's PERSONNEL.

         1.1.26 "SUBCONTRACTORs" shall mean the contractors hired by the CONTRACTOR for any services in conjunction with the DRILLING SERVICES.

         1.1.27 "WELL" shall mean any OPERATOR's well or drilling location (as hereinafter defined) whether already drilled, or yet to be drilled by OPERATOR in the CONTRACT AREA under the terms and conditions of the CONTRACT.

         1.1.28 "THIRD PARTY" shall for the avoidance of doubt, mean those parties excluding CONTRACTOR, CONTRACTOR GROUP, OPERATOR, OPERATOR GROUP or SUBCONTRACTORs.

1.2      Interpretation

         In this CONTRACT:

         1.2.1 Unless the context otherwise requires, reference to the singular shall include a reference to the plural and vice-versa; and reference to any gender shall include a reference to all other genders.

         1.2.2 Unless the context otherwise requires, reference to any Clause shall be to a Clause of this CONTRACT.

         1.2.3 Reference to any law or regulation having the force of law includes a reference to that law or regulation as from time to time amended, extended or re-enacted.

         1.2.4 The headings of the Clauses in this CONTRACT are inserted for convenience of reference only and shall not affect the meaning or construction of this CONTRACT.


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C-2000-AIOC-21467                                                   PAGE 4 OF 33

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         1.2.5    Where reference is made to work or acts being performed to
                  OPERATOR's satisfaction or dissatisfaction or reference is made to OPERATOR's judgment or opinion, it shall be deemed in such cases that it will be to OPERATOR's reasonable satisfaction or dissatisfaction, reasonable judgment or reasonable opinion.

                      CLAUSE 2 CARRY OUT DRILLING SERVICES


The scope of the services shall be the provision of a DRILLING UNIT and DRILLING EQUIPMENT as more fully described in Exhibit "7" hereto, the provision of PERSONNEL as more fully described in Exhibit "6" hereto and the provision of services as more fully described in Exhibit "4". The CONTRACTOR shall carry out the DRILLING SERVICES according to the specifications and instructions issued from time to time by the OPERATOR. CONTRACTOR hereby warrants and represents that it shall provide the DRILLING UNIT to OPERATOR on the first WELL COMMENCEMENT DATE and that all necessary rights, authorizations and clearances to make the DRILLING UNIT available to OPERATOR have been secured and shall be maintained throughout the term hereof.


                           CLAUSE 3 RATES AND CHARGES

In full consideration of the satisfactory performance of the services set out in Clause 2 herein the CONTRACTOR shall be paid as set forth in Exhibit "5" herein.

                            CLAUSE 4 TERM OF CONTRACT


This CONTRACT shall be deemed to have had effect as of the EFFECTIVE DATE, subject to the provisions for termination set forth in Clause 5 herein, and shall continue in effect for 2,100 (two thousand and one hundred) operating days from the first WELL COMMENCEMENT DATE plus any DRILLING UNIT upgrade time. Further, the term of this CONTRACT shall continue in effect for such period of time as is necessary to complete the WELL then in progress.

                              CLAUSE 5 TERMINATION


5.1      Termination Without Cause

         Without prejudice to the OPERATOR's other rights under the CONTRACT, the OPERATOR shall have the right to terminate the CONTRACT by giving 90 days advance written notice to the CONTRACTOR at any time, provided that such notice shall not terminate the CONTRACT prior to the OPERATOR's paying the OPERATING RATE for a minimum of 365 days and shall be subject to payment to


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C-2000-AIOC-21467                                                   PAGE 5 OF 33

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         CONTRACTOR of the appropriate Early Termination Fee. In the event of such termination, CONTRACTOR shall be paid for all work performed up to the effective date of termination together with the appropriate Early Termination Fee. Further, in the event of such termination, the DRILLING UNIT shall be demobilised in accordance with the provisions of this CONTRACT.

5.2      Early Termination Upon Total Loss of DRILLING UNIT or Damage to
         DRILLING UNIT


         Unless otherwise agreed between the Parties, the CONTRACT will automatically be terminated upon the actual, constructive, compromised or arranged total loss (as hereinafter defined) of the DRILLING UNIT or if the DRILLING UNIT is damaged so as to prevent it from carrying out the DRILLING SERVICES. Such termination shall be at the date and time of such actual, constructive, compromised or arranged total loss or at such time as the DRILLING UNIT is no longer able to perform the DRILLING SERVICES as aforesaid.

         In the context of this sub-clause 5.2 the constructive, compromised or arranged total loss of the DRILLING UNIT shall mean the constructive, compromised or arranged total loss of the DRILLING UNIT under applicable insurance policies or arrangements as otherwise agreed to by the Parties.

                          CLAUSE 6 ACCESS TO LOCATIONS

The OPERATOR shall secure for the CONTRACTOR and its SUB-CONTRACTORS rights of access to and from LOCATIONS. All LOCATIONS shall be surveyed by OPERATOR at its own cost, such survey being subject to any approval by surveyors which may be required under applicable marine insurance. The OPERATOR shall use its best endeavors to advise the CONTRACTOR in writing of the presence of any obstacles and obstructions and any limitations, restrictions or conditions associated therewith which may affect such access and the CONTRACTOR shall abide by such written limitations, restrictions and conditions. OPERATOR and CONTRACTOR shall meet and agree whether such limitations, restrictions or conditions prevent the DRILLING UNIT from safely moving or operating on the LOCATION. In the event it is agreed by the Parties that the DRILLING UNIT cannot be safely moved to or operated on the LOCATION, CONTRACTOR shall be paid the OPERATING RATE until such time as the DRILLING UNIT can be safely moved to or operated on the LOCATION. While CONTRACTOR is unable to safely move to or operate on the LOCATION the OPERATOR may instruct the CONTRACTOR to remain on standby near the LOCATION or move to a new location and the appropriate rate as set out in Exhibit "5" shall be payable.

Notwithstanding any other provision of the CONTRACT, or the results of any survey or the approval of such survey by marine insurance surveyors, OPERATOR shall indemnify, defend and hold the CONTRACTOR GROUP harmless from and against any and all liability, claims,


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C-2000-AIOC-21467                                                   PAGE 6 OF 33

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demands, suits, expenses and causes of action arising in any manner for damage to or destruction of any such obstacles or obstructions, provided that the defense, indemnity and hold harmless obligation contained in this clause 6 shall not apply if the damage to or destruction of any such obstacle or obstruction is caused by CONTRACTOR's failure to abide by such written limitations, restrictions and conditions associated with such obstacles and obstructions.

As used herein, obstacles and obstructions shall mean and include, by way of illustration, flowlines, pipelines wellheads, platforms, subsea installations, wreckage and debris at, or in proximity to, drilling locations or routes of access thereto or therefrom.

                                CLAUSE 7 DEFAULT

7.1      Unsatisfactory Performance by the CONTRACTOR

         In the event that the OPERATOR is dissatisfied with the performance of the CONTRACTOR based upon any one of the following reasons:

         (i)    unreasonably slow progress of CONTRACTOR;

         (ii)   incompetence of CONTRACTOR;

         (iii) default by CONTRACTOR in the performance of its obligations under the CONTRACT; or

         (iv) any other reason as a result of causes reasonably within the CONTRACTOR's control, the OPERATOR shall notify the CONTRACTOR in writing as to the cause of its dissatisfaction.

         Should the CONTRACTOR fail to remedy the matters so specified within a period of not more than seven (7) days (or if it is not possible to remedy such matters within seven (7) days and CONTRACTOR has failed to initiate and diligently pursue corrective action within such seven (7) day period to the reasonable satisfaction of OPERATOR), the OPERATOR may exercise one of the following rights:

         (a) immediately terminate the CONTRACT in which case no further payments shall be due to the CONTRACTOR other than those outstanding for work done prior to termination together with the appropriate Early Termination Fee. In such event, CONTRACTOR shall not be entitled to have the DRILLING UNIT demobilised at OPERATOR's expense;

         (b) continue the current operation and such other operations as set forth in Clause 7.2 herein; or


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C-2000-AIOC-21467                                                   PAGE 7 OF 33

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         (c)      terminate the CONTRACT upon completion of the current
                  operation then being performed at the time of receipt of the notification of dissatisfaction as aforesaid in which case no further payments shall be due to the CONTRACTOR other than those outstanding for work done prior to termination together with the appropriate Early Termination Fee. In such event, CONTRACTOR shall not be entitled to have the DRILLING UNIT demobilised at OPERATOR's expense.

         The OPERATOR's remedies under subclauses 7.1(a) (b) and (c) shall be OPERATOR's exclusive remedies against CONTRACTOR with respect to the matters set forth in this clause 7.1 herein; provided, however, that if CONTRACTOR willfully and materially or otherwise materially defaults in the performance of its obligations under the CONTRACT the OPERATOR's remedies under subclauses 7.1(a) (b) and (c) shall not be OPERATOR's exclusive remedies against CONTRACTOR with respect to the matters set forth in this clause 7.1.

7.2      Continuation of Operations by OPERATOR

         If OPERATOR so elects to continue operations in accordance with Clause
         7.1 herein, the OPERATOR may continue operations hereunder either by taking possession of and using the CONTRACTOR's EQUIPMENT and that of the SUBCONTRACTORs and all things connected therewith and using the CONTRACTOR's PERSONNEL and SUBCONTRACTOR's personnel and repossessing any OPERATOR's MATERIALS then unconsumed and if it so elects by either of the following:

         (i) completing the current operation and such other operation or operations contemplated by the OPERATOR hereunder by the aforesaid means; or

         (ii) completing the current operation and such other operations as aforesaid by the use of another contractor to operate the CONTRACTOR's EQUIPMENT. During the conduct of all such operations by or on behalf of the OPERATOR incurring the use of the CONTRACTOR's PERSONNEL and SUBCONTRACTOR's personnel aforesaid the CONTRACTOR shall be responsible for the payment of all its PERSONNEL, for any replacement therefor and for procuring their obedience to the OPERATOR's instructions. The CONTRACTOR shall continue to make payments due to its SUBCONTRACTORs and suppliers as well as for insurance premiums. Except for CONTRACTOR's payment obligations set forth in this sub-clause 7.2(ii) all such operations shall be at the sole risk of the OPERATOR and the CONTRACTOR GROUP shall be under no liability during such operations for


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C-2000-AIOC-21467                                                   PAGE 8 OF 33

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                  the OPERATOR's defaults or those of its agents or those of the
                  SUBCONTRACTOR's personnel.

         For all such operations carried out by the OPERATOR under this sub-clause 7.2 the CONTRACTOR shall be entitled to be paid for work in accordance with the terms of the CONTRACT less expenditure necessarily incurred by the OPERATOR in carrying out the aforesaid operations in respect of the CONTRACTOR's EQUIPMENT, the CONTRACTOR's PERSONNEL or the use of staff and labour provided by another contractor and less sums due from the CONTRACTOR to any THIRD PARTY, the non-payment or non-expenditure of which jeopardises the continuance of the said operations (but excluding any payment due to the CONTRACTOR for the use of tools, machinery and appliances hired by it at the request of the OPERATOR), provided, however, the expenditures necessarily incurred by OPERATOR, for which CONTRACTOR shall hereunder be liable, shall not in any event be greater than the then current REDRILLING Rate under the CONTRACT. Upon completion of the aforesaid operations the OPERATOR shall return to the CONTRACTOR the CONTRACTOR's EQUIPMENT and the equipment of the SUBCONTRACTORs and any tools, machinery and appliances hired by it as aforesaid in as good condition as when taken over by the OPERATOR, fair wear and tear excepted.

7.3      CONTRACTOR's Failure to Provide the CONTRACTOR's EQUIPMENT

         In the event of the CONTRACTOR's failure to provide any of the CONTRACTOR's EQUIPMENT or in the event that the CONTRACTOR's EQUIPMENT fails to meet the applicable manufacturer's rating for such equipment (or such other rating that may otherwise be specified in Exhibit "7") so as to make operations unsafe or to reduce the efficiency thereof the OPERATOR shall notify the CONTRACTOR in writing specifying such CONTRACTOR's EQUIPMENT which the CONTRACTOR has so failed to provide or which fails to meet the said rating, and immediately thereafter the OPERATOR shall have the right to exercise one of the following options:

         (a) shutdown such operations until such time as the CONTRACTOR shall have made good the deficiencies in the said equipment whether as to provision or to performance.

                  For any such period of shutdown the OPERATOR shall pay the
                  CONTRACTOR:


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C-2000-AIOC-21467                                                   PAGE 9 OF 33

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                  (i)      at the REPAIR RATE in accordance with Exhibit "5"
                           hereof provided the shutdown is due to an equipment failure.

                  (ii) REDUCED REPAIR RATE if the shutdown is due to unsafe operations.

                  In all such instances referred to in (i) and (ii) above the OPERATOR shall have the exclusive right to terminate the CONTRACT any time after a shutdown period has exceeded seven
                  (7) days (or if it is not possible to remedy the deficiencies in the equipment in such seven (7) day period and CONTRACTOR has failed to initiate and diligently pursue corrective action within such seven (7) day period to the reasonable satisfaction of OPERATOR).

                  In the event of such termination, no further payments shall be due to CONTRACTOR other than those outstanding for the work done prior to termination together with the appropriate Early Termination Fee. In such event, CONTRACTOR shall not be entitled to have the DRILLING UNIT demobilised at OPERATOR's expense. The remedies set forth herein shall be the exclusive remedies of OPERATOR against CONTRACTOR only with respect to the matters set forth in this clause 7.3 (a).

         (b) to continue with operations at reduced efficiency as aforesaid and in such event the OPERATOR shall have the right to reduce the Rates and Charges in Exhibit "5" by an amount in direct relation to the percentage that operations have in OPERATOR's opinion been so reduced in efficiency or slowed down, provided that if operations are so continued then the OPERATOR shall assume liability for any loss of or damage to the hole arising directly out of the continuing of operations with such reduced efficiency and provided further that during such operations so continued the CONTRACTOR shall continue to make good the aforesaid failure.

         (c) to hire from the nearest available source satisfactory to the OPERATOR all such equipment as may be required:

                  (i) arising out of the CONTRACTOR's failure so to provide the DRILLING EQUIPMENT or any part thereof, until the CONTRACTOR shall have provided as aforesaid, or

                  (ii) arising out of failure of the DRILLING EQUIPMENT or any part thereof to meet manufacturer's specifications, or such other


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                           specification as may otherwise be specified in
                           Exhibit "7", until the CONTRACTOR can demonstrate to the OPERATOR that the said equipment or part thereof does meet such specifications.

                  All costs incurred by the OPERATOR in hiring and transporting such equipment shall be a debt due to the OPERATOR from the CONTRACTOR and shall be deducted from any monies due to the CONTRACTOR from the OPERATOR.

         (d) to elect not to hire pursuant to (c) above but deduct from monies due to the CONTRACTOR the cost of hire (from the nearest available source) of equipment listed in the CONTRACTOR's EQUIPMENT but not provided by it.

                      CLAUSE 8 LIABILITIES AND INDEMNITIES


8.1      CONTRACTOR's EQUIPMENT and Property

         (a) Except as may be provided for in Clauses 7.2, 8.1(b) and 8.1(c) herein, the CONTRACTOR shall release, defend, indemnify and hold harmless the OPERATOR GROUP from and against any and all liability, claims, demands, suits, expenses and causes of action for any loss, damage, injury or destruction of the CONTRACTOR GROUP's equipment and property, including CONTRACTOR's EQUIPMENT whether arising in contract or in tort, or any other theory of law, including but not limited to strict liability, regardless of how such loss, damage or destruction occurs, notwithstanding that such loss or damage as aforesaid may have been due to the sole, concurrent, active or passive negligence, or fault of OPERATOR GROUP or a defect in the property or equipment of either Party, including but not limited to those defects pre-existing the EFFECTIVE DATE of this CONTRACT.

         (b) Except as to fair wear and tear, the OPERATOR shall assume liability at all times during the DRILLING SERVICES for loss of or damage to the CONTRACTOR GROUP's in-hole equipment when in the hole and Sub-sea Equipment while it is being operated sub-sea (whether owned or rented) including loss or damage resulting from exposure to H2S. The OPERATOR shall reimburse the CONTRACTOR for the replacement cost less depreciation of any such equipment so lost, and in respect of equipment so damaged whichever shall be the lesser of the replacement on-site cost less depreciation or the repair cost, provided, however, that OPERATOR shall not reimburse the


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C-2000-AIOC-21467                                                  PAGE 11 OF 33

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                  CONTRACTOR for the loss of such equipment if such loss or
                  damage is due to the sole negligence and/or sole default of the CONTRACTOR GROUP.

                  For purposes of this clause, sub-sea equipment shall include CONTRACTOR's sub-sea equipment and mooring equipment including but not limited to riser, slip joints, control hoses, blowout preventers, anchors, anchor wires and chains, tripping lines and buoys, (herein collectively called Sub-sea Equipment).

                  As to new equipment, depreciation shall be calculated monthly from the COMMENCEMENT DATE or the date such equipment was first placed in service (whichever is later) at two percent (2%) per month for in-hole tools and one percent (1%) per month for Sub-sea equipment. As to used equipment, depreciation shall be calculated monthly from 1 June 1997 or the date such equipment was first placed in service (whichever is later) at two percent (2%) per month for in-hole tools and one percent (1%) per month for Sub-sea equipment.

         (c) Notwithstanding any other provision of the CONTRACT or any of the Exhibits hereto: (i) nothing contained herein shall be construed as in any way restricting CONTRACTOR's or its underwriters' rights to recover against any vessel owner or operator for damage to or loss of the DRILLING UNIT; and (ii) OPERATOR GROUP shall not be entitled to any release, defence, indemnity or hold harmless undertaking from CONTRACTOR under clause 8.1 (a) for any claims which may be made against OPERATOR by any vessel owner or operator (or their underwriters) for damage or loss caused by such vessel owner or operator to the DRILLING UNIT.

8.2      OPERATOR's MATERIALS and Property

         (a) The CONTRACTOR shall take all reasonable precautions (including but not limited to the making out of loading notes) to protect and save from loss or damage items of the OPERATOR's MATERIALS and materials of OPERATOR's contractors and subcontractors while in the custody of the CONTRACTOR. Subject to the provisions of clause 8.2(b) below, when no longer required for operations hereunder the CONTRACTOR shall return to the OPERATOR after use such of the said OPERATOR's MATERIALS as have not been consumed, in the same condition as when handed to the CONTRACTOR fair wear and tear excepted.


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C-2000-AIOC-21467                                                  PAGE 12 OF 33

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                                                               DRILLING CONTRACT
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         (b)      The OPERATOR shall release, defend, indemnify and hold
                  harmless CONTRACTOR GROUP from and against any and all liability, claims, demands, suits, expenses and causes of action for any loss, damage, injury or destruction of the OPERATOR's MATERIALS whether arising in contract or in tort, or any other theory of law, including but not limited to strict liability, regardless of how such loss, damage or destruction occurs, notwithstanding that such loss or damage as aforesaid may have been due to the sole, concurrent, active or passive negligence, or fault of CONTRACTOR GROUP or a defect in the property or equipment of either party, including but not limited to those defects pre-existing the COMMENCEMENT DATE of this CONTRACT, provided, however, that the CONTRACTOR shall be liable for any loss of or damage to OPERATOR's MATERIALS to the extent such loss or damage is caused by the negligence of the CONTRACTOR GROUP, such liability to be limited to Two Hundred Thousand United States Dollars (U.S. $200,000) each and every such occurrence.

         (c) The OPERATOR shall release, defend, indemnify and hold harmless CONTRACTOR GROUP from and against any and all liability, claims, demands, suits, expenses and causes of action for any loss, damage, injury or destruction of the in-hole equipment of OPERATOR's contractors (when such equipment is in-hole) whether arising in contract or in tort, or any other theory of law, including but not limited to strict liability, regardless of how such loss, damage or destruction occurs, notwithstanding that such loss or damage as aforesaid may have been due to the sole, concurrent, active or passive negligence, or fault of CONTRACTOR GROUP or a defect in the property or equipment of either party, including but not limited to those defects pre-existing the COMMENCEMENT DATE of this CONTRACT.

                  As used in this clause 8.2 (c) herein, the term "OPERATOR's contractors" shall not include CONTRACTOR or the subcontractors of CONTRACTOR.

8.3      Employees

         (a) The CONTRACTOR shall release, defend, indemnify and hold harmless the OPERATOR GROUP from and against any and all claims, liabilities, demands, damages, actions, costs and expenses (including reasonable attorneys fees) for loss of or damage to personal property of or in the possession of the employees of CONTRACTOR GROUP and from and against any and all claims, liabilities, demands, damages, actions, costs and


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C-2000-AIOC-21467                                                  PAGE 13 OF 33

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                  expenses (including attorneys fees) for sickness, injury or death to any of the employees of CONTRACTOR GROUP arising in contract or in tort or pursuant to any other theory of law, including but not limited to strict liability, regardless of how such loss, damage to such property or sickness, injury or death as aforesaid may have occurred and notwithstanding that such sickness, injury, death, loss or damage as aforesaid may have been due to the sole, concurrent, active or passive negligence, or fault of OPERATOR GROUP or a defect in the property or equipment of either Party, including but not limited to those defects pre-existing the EFFECTIVE DATE of this CONTRACT.

         (b) The OPERATOR shall release, defend, indemnify and hold harmless the CONTRACTOR GROUP from and against any and all claims, liabilities, demands, damages, actions, costs and expenses (including reasonable attorneys fees) for loss of or damage to personal property of or in the possession of the employees of the OPERATOR and from and against any and all claims, liabilities, demands, damages, actions, costs and expenses (including attorneys fees) for sickness, injury, or death to any of the employees of OPERATOR arising in contract or in tort or pursuant to any other theory of law, including but not limited to strict liability, regardless of how such loss, damage to such property or sickness, injury or death as aforesaid may have occurred and notwithstanding that such sickness, injury, death, loss or damage as aforesaid may have been due to the sole, concurrent, active or passive negligence, or fault of CONTRACTOR GROUP or a defect in the property or equipment of either Party, including but not limited to those defects pre-existing the EFFECTIVE DATE of this CONTRACT.

8.4      Loss of or Damage to the Hole

         In the event that the hole should be lost or damaged arising out of operations hereunder due to the sole, concurrent, active or passive negligence of the CONTRACTOR GROUP, then the OPERATOR may instruct the CONTRACTOR either to drill a new hole to the DEPTH at which the said loss or damage occurred or to re-drill such section of the damaged hole in both instances at the REDRILLING RATE and otherwise in accordance with the terms of the CONTRACT. Except for CONTRACTOR's obligation to redrill at the REDRILLING RATE as provided in the preceding sentence, OPERATOR shall release, defend and indemnify the CONTRACTOR GROUP from and against any and all claims, demands, proceedings, causes of action, losses or damages arising out of or in connection with loss or damage to the hole.


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C-2000-AIOC-21467                                                  PAGE 14 OF 33

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                                                               DRILLING CONTRACT
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8.5      Underground Damage and Control of Blowout and Pollution

         (a)      Reservoir Damage

                  Notwithstanding any other provision in the CONTRACT, the OPERATOR shall release, defend, indemnify and hold harmless the CONTRACTOR GROUP from and against any damage to or destruction of or loss or impairment of any property right in or to oil, gas or other mineral substance or water if at the time of the act or omission causing such damage, destruction, loss or impairment the said substance had not been reduced to physical possession above the surface of the seabed, and for any loss or damage to any formation strata or reservoir beneath the seabed resulting from operations under the CONTRACT.

         (b)      Pollution and Blowout

                  (i) The CONTRACTOR shall release, defend, indemnify and hold harmless the OPERATOR GROUP from and against any and all claims, demands, proceedings, causes of action, loss or damages (including but not limited to THIRD PARTY claims or liability) arising out of or in connection with pollution, contamination, spills or discharges originating from the DRILLING UNIT including the hull (excluding the riser and the subsea equipment) including but not limited to spills or discharges of fuels, lubricants, motor oils, pipe dope, paints, solvents, ballast, bilge and garbage in the possession or control of CONTRACTOR GROUP and regardless of the sole, concurrent, active or passive negligence of OPERATOR GROUP.

                  (ii) Except as provided in sub-clause 8.5(b)(i), the OPERATOR shall release, defend, indemnify and hold harmless the CONTRACTOR GROUP from and against any and all claims, demands, proceedings, causes of action, losses or damages (including but not limited to costs of control and THIRD PARTY claims or liability) arising out of or resulting from any pollution or contamination from fire, blowout, cratering, seepage, or any other uncontrolled flow of oil, gas, wastes or other substance from any WELL, provided, however, that the CONTRACTOR shall be liable for any loss or damages arising out of


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C-2000-AIOC-21467                                                  PAGE 15 OF 33

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                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


                           or resulting from any such pollution or contamination to the extent such pollution or contamination is caused by the negligence of the CONTRACTOR GROUP, such liability to be limited to One Hundred Thousand United States Dollars (U.S. $ 100,000) each and every occurrence and otherwise OPERATOR shall release, indemnify, defend and hold harmless CONTRACTOR GROUP from and against any and all such claims, demands, proceedings, causes of action, losses or damages in excess of said sum, regardless of the sole, concurrent, active or passive negligence of CONTRACTOR GROUP.

                  (iii) The OPERATOR shall release, defend, indemnify and hold harmless CONTRACTOR GROUP from and against any loss or damage arising out of or resulting from any pollution or contamination arising from the use or disposal of oil emulsion, oil based or chemically treated drilling fluids, contaminated cuttings and cavings, radioactive substances, lost circulation materials and fluids as well as the furnishing, transportation and disposal or containerisation of any materials when such are required, provided, however, that the CONTRACTOR shall be liable for any loss or damages arising out of or resulting from any such pollution or contamination to the extent such pollution or contamination is caused by the negligence of the CONTRACTOR GROUP, such liability to be limited to One Hundred Thousand United States Dollars (U.S. $ 100,000) each and every occurrence and otherwise OPERATOR shall release, indemnify, defend and hold harmless CONTRACTOR GROUP from and against any and all such claims, demands, proceedings, causes of action, losses or damages in excess of said sum, regardless of the sole, concurrent, active or passive negligence of CONTRACTOR GROUP.

                  (iv) The CONTRACTOR shall immediately notify the OPERATOR of all instances of pollution arising out of operations hereunder and confirm such notification in writing or by telex or facsimile to the OPERATOR within twenty-four (24) hours of the event.

8.6      Sunken Property

         When required by law or governmental authority or when OPERATOR is of the opinion that CONTRACTOR's sunken property interferes with present or future


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C-2000-AIOC-21467                                                  PAGE 16 OF 33

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                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


         operations of the OPERATOR or is required by the law or governmental authority the CONTRACTOR shall at its own expense raise and remove the DRILLING UNIT and any property of the CONTRACTOR or its SUBCONTRACTORs which may sink in the course of operations hereunder or otherwise deal with it in accordance with the OPERATOR's direction. In the event that the CONTRACTOR does not carry out these obligations the OPERATOR may buoy and light the sunken DRILLING UNIT or property and may remove it (without prejudice to the OPERATOR's rights) and in such event CONTRACTOR shall refund to the OPERATOR all costs so incurred. The fact that the sunken DRILLING UNIT or property is insured or has been declared a total loss shall not absolve the CONTRACTOR from its obligations to raise and/or remove same. This clause shall remain binding on the CONTRACTOR notwithstanding the termination of the CONTRACT for any reason.

8.7      Consequential Damages

         Notwithstanding any other provision in the CONTRACT, OPERATOR hereby releases its claims against CONTRACTOR GROUP for indirect, incidental or consequential damages resulting from or arising out of this CONTRACT, including, without limitation, loss of profits, loss of production or business interruption howsoever same may be caused, including that caused by the sole, joint and/or concurrent negligence, fault or strict liability of CONTRACTOR GROUP. Notwithstanding any other provision in the CONTRACT, CONTRACTOR hereby releases its claims against OPERATOR GROUP (which for purposes of this Clause 8.7 shall include OPERATOR's contractors and sub-contractors) for indirect, incidental or consequential damages resulting from or arising out of this CONTRACT, including, without limitation, loss of profits, loss of production or business interruption howsoever same may be caused, including that caused by the sole, joint and/or concurrent negligence, fault or strict liability of OPERATOR GROUP. CONTRACTOR shall be responsible for ensuring that its subcontractors agree to release, defend, indemnify and hold harmless OPERATOR GROUP for such claims and damages.

8.8 Except as otherwise expressly provided for in the CONTRACT, whenever under any provision in Clauses 7.2, 7.3, 8, 9.5 or 23 of the CONTRACT it is provided that one of the Parties hereto shall be liable or responsible in respect of any loss or damage to property or injury to or death of personnel, or where it is provided that either Party shall indemnify the other Party against any liability, claim, demand, or cause of action, the Party assuming such liability or responsibility or furnishing such indemnity (hereinafter called the "Indemnitor") shall hold harmless, indemnify and defend the


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C-2000-AIOC-21467                                                  PAGE 17 OF 33

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                                                               DRILLING CONTRACT
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         other Party, its shareholders, its and their parent, holding and affiliated companies, directors, officers, employees and agents and CO-VENTURERS, from and against any and all claims and rights of action asserted directly or indirectly against any or all of the Parties to be so indemnified.

         Any indemnities expressed to be in favour of CONTRACTOR shall be deemed to extend also to the DRILLING UNIT and its legal owner (with respect to actions IN REM).

         It is the intent that where in this CONTRACT responsibility or liability is assumed by either of the Parties hereto or where either of the Parties agrees to indemnify the other Party in respect of any claim, demand or cause of action, unless it is otherwise expressly stated herein, such assumption of liability and/or indemnification shall apply notwithstanding the sole, passive, active or concurrent negligence of, or unseaworthiness of any vessel owned or under CONTRACT or chartered by, any Party hereto or of or by any person, firm or corporation for which such Party is responsible (whether or not such negligence or unseaworthiness related to a pre-existing condition or defect), breach of representation, warranty, duty (contractual, statutory or otherwise) or other theory of liability, including strict liability, which may be applicable.

         If any contractor of OPERATOR, (other than any vessel owner and/or operator), as part of its indemnity obligation to OPERATOR, agrees to release, defend, indemnify and hold harmless CONTRACTOR, then CONTRACTOR shall, to the same extent, agree to release, defend, indemnify and hold harmless said contractor (other than any vessel owner and/or operator) whereby the indemnity obligations of CONTRACTOR set forth in this clause 8 shall extend to said contractor.

         The CONTRACTOR releases and indemnifies the OPERATOR against any and all costs, claims, demands, proceedings, causes of action, losses or damage (including but not limited to THIRD PARTY claims or liability) arising out of the CONTRACT howsoever caused during the period from the EFFECTIVE DATE until the actual FIRST WELL COMMENCEMENT DATE.


                        CLAUSE 9 CONTRACTOR'S INSURANCES

9.1 The Parties recognize that in connection with the operations and the provision of goods, equipment and facilities contemplated by this CONTRACT, there is some risk that accidents and events may occur in which property is lost, damaged, or destroyed,


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C-2000-AIOC-21467                                                  PAGE 18 OF 33

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                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


         and/or in which persons may be killed or injured. The Parties desire to allocate these risks between them and to require that these risks be adequately insured so as to minimize the possibility of disputes and to engage in effective risk management. For these reasons, the Parties agree to the insurance requirements, mutual indemnities and defense obligations set forth in this CONTRACT.

9.2 The Parties agree that the indemnity and insurance obligations contained in this CONTRACT are separate and apart from each other, such that failure to fulfill the indemnity obligation does not alter or eliminate the insurance obligation or vice versa. The Parties further agree that the insurance obligations shall support but will not in any way limit the defense and indemnity obligations set forth herein.

9.3 CONTRACTOR shall maintain at its own expense such insurance necessary to protect against all claims for damages, risks of losses, and contractual indemnities expressly assumed by CONTRACTOR under this CONTRACT, specifically including without limitation any and all risks and/or claims assumed by CONTRACTOR set forth in Clause 8, and shall secure and maintain policies with the minimum limits and other requirements stated in Exhibit "3" attached to and incorporated into this CONTRACT. All such policies shall be issued by insurance companies satisfactory to OPERATOR, with an AM Best rating of B or higher or alternatively shall be issued by Underwriters at Lloyds of London or the Member Companies of the Institute of London Underwriters or other such underwriters of equally sound financial condition. All such policies (except workers' compensation coverage) shall with respect to the indemnity obligations expressly assumed by CONTRACTOR under this
         CONTRACT:

         (1)      name OPERATOR GROUP as additional insured, and

         (2) be primary in relation to any policies in which any member of OPERATOR GROUP is a named or additional insured.

         CONTRACTOR waives all rights of subrogation (whether by loan receipt, equitable assignment, or otherwise) against OPERATOR GROUP and any of their insurers. CONTRACTOR warrants that its insurers similarly waive any such rights of subrogation which CONTRACTOR's insurers may have against OPERATOR GROUP or its insurers.

         The Parties agree that CONTRACTOR is not required to obtain coverage protecting OPERATOR GROUP for those risks specifically allocated to OPERATOR in Clauses 7.2, 7.3, 8, 9.5 or 23 of this CONTRACT.


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C-2000-AIOC-21467                                                  PAGE 19 OF 33

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                                                               DRILLING CONTRACT
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         Prior to performing the DRILLING SERVICES for OPERATOR, CONTRACTOR shall furnish OPERATOR certificates of insurance reflecting insurance coverage in accordance with the requirements of Exhibit "3". Failure of OPERATOR to object to CONTRACTOR's failure to furnish such certificates or to object to any defect in such certificates shall not be deemed a waiver of CONTRACTOR's obligation to furnish such a certificate and to provide insurance coverages as prescribed in Exhibit "3".

         In the event that CONTRACTOR fails to perform any of its obligations hereunder with respect to insurance, with or without the knowledge or consent of OPERATOR, then CONTRACTOR shall itself be an insurer to the extent it has failed to perform such obligations.

9.4 If the CONTRACTOR shall fail to effect and keep in force any of the insurances referred to herein, then the OPERATOR may effect and keep the same in force and pay such premium as may be necessary for that purpose and from time to time deduct the amount so paid by the OPERATOR as aforesaid from any monies due or which may become due to the CONTRACTOR or recover the same as a debt due from the CONTRACTOR.

9.5 In the event the OPERATOR takes over the CONTRACTOR's EQUIPMENT as provided in Clause 7.2 hereof, then the OPERATOR shall have the right at its cost and expense to take over the CONTRACTOR's insurance, provided that CONTRACTOR's underwriters approve continuation of such insurance and provided further that OPERATOR reimburses CONTRACTOR for any premium increases or surcharges imposed by CONTRACTOR's insurance underwriters in the event of a takeover.

         If CONTRACTOR'S underwriters do not approve the continuation of such insurance, OPERATOR shall assume all risks of loss, damage, injury or death which would have been covered by CONTRACTOR'S insurance had such insurances been in effect. In such event all of CONTRACTOR's indemnities, except for patent infringement, shall be inapplicable.

9.6 Nothing contained in this Article 9 shall be construed as restricting or prohibiting CONTRACTOR from arranging with its subcontractor, Caspian Drilling Company (CDC), for CDC to provide any or all of the insurance coverages contemplated to be provided by the CONTRACTOR under this CONTRACT, provided that such insurance coverages are at least equivalent to the insurance described in this Article 9.


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C-2000-AIOC-21467                                                  PAGE 20 OF 33

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                                                               DRILLING CONTRACT
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                     CLAUSE 10 TAX INFORMATION AND INDEMNITY

10.1 It is understood and agreed that CONTRACTOR's rates and charges are inclusive of all Taxes imposed, directly or indirectly, on CONTRACTOR or its subcontractors, employees, agents or servants as a result of this CONTRACT. Upon prior notice to CONTRACTOR, OPERATOR shall deduct or withhold from any payment made by it under this CONTRACT any Taxes required to be so deducted or withheld under any applicable laws or regulations. OPERATOR shall use its best efforts to provide the notice required in the preceding sentence not less than ten (10) business days prior to such withholding. The Petroleum Operations carried out by CONTRACTOR and its subcontractors under this CONTRACT shall be subject to the tax provisions of the OPERATOR's PSA and its related protocols with respect to Taxes to the extent such provisions are applicable. OPERATOR shall not reimburse CONTRACTOR for any Taxes imposed, directly or indirectly, on CONTRACTOR or its subcontractors, employees, agents or servants as a result of this CONTRACT.

10.2 The CONTRACTOR shall pay any and all Taxes, and shall ensure the due payment by any of its subcontractors, employees, agents or servants of all Taxes, imposed, directly or indirectly, on the CONTRACTOR, or any of its subcontractors, employees, agents or servants as a result of this CONTRACT. CONTRACTOR shall be responsible for the reporting, filing and payment of any Taxes and any related fines, penalties or interest imposed directly or indirectly on CONTRACTOR GROUP as a result of CONTRACTOR's performance under this CONTRACT.

10.3 The CONTRACTOR shall release, defend, indemnify and hold harmless OPERATOR GROUP from and against any and all payments required to be made or liabilities, losses, costs or expenses of whatsoever nature incurred by the OPERATOR GROUP as a result of or in connection with any failure by the CONTRACTOR or any of its subcontractors, employees, agents or servants to comply with the provisions of Clause 10 hereof.

10.4 "Taxes" shall be defined as all levies, duties, payments, fees, taxes or contributions payable to or imposed by any governmental authority.

10.5 Except as provided in Exhibit 5, Clause 5.7, the Rates and Charges set forth in Exhibit "5" shall not be revised to reflect any changes in the Taxes imposed, directly or indirectly, on CONTRACTOR or its subcontractors, employees, agents or servants as a result of this CONTRACT.


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C-2000-AIOC-21467                                                  PAGE 21 OF 33

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                                                               DRILLING CONTRACT
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                       CLAUSE 11 BANKRUPTCY OR LIQUIDATION


If the CONTRACTOR shall become bankrupt or insolvent, or have a receiving order made against it, or present a petition in bankruptcy or make an arrangement with or an assignment in favour of its creditors, or shall agree to carry out the CONTRACT under a Committee of Inspection of its creditors, or commence to be wound up (not being a member's voluntary winding up for the sake of reconstruction), or shall carry on its business under a receiver for the benefit of its creditors or any of them then the OPERATOR shall be at liberty either:

(a) to suspend immediately all or any of the operations then in progress and apply the provisions of sub-clause 7.1 hereof, or

(b) to give such receiver, liquidator or any other person in whom the CONTRACT may become vested the option of carrying out the CONTRACT subject to his providing a guarantee in an amount to be agreed for the due and faithful performance of the CONTRACT without prejudice in either event to any right of action or remedy which shall have accrued or shall accrue thereafter to the OPERATOR.

                             CLAUSE 12 FORCE MAJEURE

No failure or omission by either Party to carry out or observe any of the stipulations, conditions or obligations to be performed hereunder shall, except as herein expressly agreed to the contrary, give rise to any claim against such Party or be deemed to be a breach of the CONTRACT if such failure or omission arises from an event of FORCE MAJEURE.

In this CONTRACT, FORCE MAJEURE shall mean occurrences such as expropriation, confiscation, orders of governmental authority, acts of war (declared or undeclared), insurrection, rebellion, sabotage, civil disturbances, strikes (except of the CONTRACTOR's or SUBCONTRACTOR's own workforce), actions of the elements (except waiting on weather in the field) or other events beyond the reasonable control of the Parties affected thereby but specifically excluding financial distress and obligations to make payment by one Party to the other under this CONTRACT.

If by any reason of FORCE MAJEURE either Party shall be prevented from executing or continuing to execute the CONTRACT, the Party so prevented shall forthwith give notice in writing to the other Party of such prevention and the reasons therefor. The obligations of the Parties as have been thus affected shall be suspended for the duration of such prevention.

In the event that the CONTRACTOR is unable to carry out the DRILLING SERVICES by reason of FORCE MAJEURE the OPERATOR shall have the right to instruct the


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C-2000-AIOC-21467                                                  PAGE 22 OF 33

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                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


CONTRACTOR to remain on LOCATION or to move to a new location and the appropriate rate as set out in Exhibit "5" shall be payable.

In the event the OPERATOR does not exercise the above right and the execution of the CONTRACT has been prevented for not less than ninety (90) days then either Party shall have the right to terminate the CONTRACT by giving written notice to the other. Upon such notice being given, the CONTRACT shall forthwith be terminated in respect of that operation or the whole of the CONTRACT according to the subject matter of the notice, but without prejudice to the claim under the CONTRACT of any Party in respect of any antecedent breach thereof. In the event of such termination, CONTRACTOR shall be paid for all work performed up to the effective date of termination together with the appropriate Early Termination Fee and, if it is practical to demobilise the DRILLING UNIT, it shall be demobilised in accordance with the provisions of this CONTRACT.

                          CLAUSE 13 FREEDOM FROM LIENS

Without prejudice to any other provision of the CONTRACT the CONTRACTOR shall release, defend, indemnify and hold harmless OPERATOR from and against all liens, attachments or claims by or on behalf of any of the CONTRACTOR's suppliers, subcontractors, CONTRACTOR's PERSONNEL or SUBCONTRACTORs in connection with or arising out of the CONTRACT. In such an instance, OPERATOR shall have the right to withhold payment until CONTRACTOR has provided proof to OPERATOR that all such liens have been released, provided that CONTRACTOR has not posted a bond or other security satisfactory to OPERATOR within five (5) days of OPERATOR's notice of such liens.

                 CLAUSE 14 CONTRACTOR TO MAINTAIN REPRESENTATION

For a period of not less than two (2) years after the termination or completion of the CONTRACT howsoever arising the CONTRACTOR shall maintain representation in Azerbaijan through the services of a person, firm or corporation resident in the CONTRACT AREA. Such person, firm or corporation shall be empowered to act and shall have the right to receive summonses on behalf of the CONTRACTOR in any matter having reference to the business or affairs of the CONTRACTOR and arising out of or connected with the CONTRACT. Before appointing any such person, firm or corporation the CONTRACTOR shall obtain the prior approval of the OPERATOR thereto.

                 CLAUSE 15 GIVING OF NOTICES AND PAYMENT OF FEES

The CONTRACTOR shall in connection with the CONTRACT give all notices and pay all fees and any other monies required to be given or paid under any National or State Statute,


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C-2000-AIOC-21467                                                  PAGE 23 OF 33

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                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


Ordinance, Decree, Proclamation or any other Order or any other enactment or any Regulations or By-Law of any Local or other duly constituted authority having the force of Law in the CONTRACT AREA and under the rules and regulations of all public bodies and public companies whose property or rights are affected or may be affected, provided always that the OPERATOR will, subject always to Clause 10 herein, repay or allow to the CONTRACTOR all such sums as OPERATOR's REPRESENTATIVE shall certify to have been properly and necessarily payable and paid by the CONTRACTOR in respect of any such fees or monies the obligation for which does not exist at the date hereof, provided further that in respect of any such fees or monies the obligation for payment of which does exist at the date hereof but which ceases after the date hereof the CONTRACTOR shall repay or allow to the OPERATOR all such sums as OPERATOR's REPRESENTATIVE shall certify are not properly payable by it or which if paid are refundable to it.

                       CLAUSE 16 CONFIDENTIAL INFORMATION

All information obtained by the CONTRACTOR in the course or conduct of its services hereunder shall be considered confidential and shall not be divulged by the CONTRACTOR, its personnel or agents to any person, firm or corporation other than the OPERATOR's designated representatives. The foregoing restrictions regarding confidentiality shall not apply to any of the following:

(i) information in the public domain or generally available to the public other than as a result of disclosure by CONTRACTOR;

(ii) disclosure of information in the CONTRACTOR's possession prior to being furnished by or on behalf of OPERATOR;

(iii) information received by CONTRACTOR from another source when such source is not restricted in its use or disclosure of such information;

(iv)   information required to be disclosed by operation of applicable law;

(v) information describing the specification of the DRILLING UNIT given to a bona fide prospective customer of CONTRACTOR provided such disclosure does not violate sub-clause 28.7 herein;

(vi) information describing the availability of the DRILLING UNIT given to a bona fide prospective customer of CONTRACTOR provided such disclosure does not violate sub-clause 28.7 herein; or

(vii)  information requested by SOCAR.


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C-2000-AIOC-21467                                                  PAGE 24 OF 33

                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


Permission should first be obtained from SOCAR prior to disclosing any information under (v) above to third parties. The confidentiality obligations under this clause shall survive for a period of five (5) years following termination of the OPERATOR's PSA.

                               CLAUSE 17 PUBLICITY

The CONTRACTOR shall not publish or permit to be published either alone or in conjunction with any other person any articles, photographs or other illustrations relating to the work hereunder, or OPERATOR's business generally, without prior reference to and approval in writing from OPERATOR. Such consent shall only apply to each specific application and relate only to that application. The accuracy of any information which was not supplied directly by OPERATOR shall be the absolute responsibility of the CONTRACTOR. The obligations of this clause shall continue notwithstanding the completion or termination of the work under this CONTRACT.

                     CLAUSE 18 ASSIGNMENT AND SUBCONTRACTING

18.1     Assignment

         The CONTRACTOR shall not without the prior written consent of the OPERATOR assign the CONTRACT or any part thereof or any benefit or interest therein or thereunder to any party other than a wholly-owned subsidiary of the Santa Fe International Corporation. Such consent shall not be unreasonably withheld. If CONTRACTOR assigns the CONTRACT or any part thereof or any benefit or interest therein or thereunder to a wholly-owned subsidiary of Santa Fe International Corporation, then prior to such assignment CONTRACTOR shall provide to COMPANY a Parent Company Guarantee in the form of Exhibit 2 hereto.

         OPERATOR may assign or sub-let the whole or part of this CONTRACT, its rights, liabilities and obligations to an AFFILIATE of the BP Amoco plc and to Agip Azerbaijan BV or its AFFILIATE operating the Kurdashi PSA upon the same terms and conditions as those agreed between the parties hereto without consent of the CONTRACTOR, and to any other party with the prior written consent of the CONTRACTOR. Such consent shall not be unreasonably withheld.

         When this CONTRACT is assigned it shall be assigned on the terms and conditions of the Assignment Agreement in the form which is attached hereto as Exhibit "1".

         When the CONTRACT is assigned, the Rates and Charges set forth in Exhibit "5" of the CONTRACT shall be revised to reflect variations in CONTRACTOR's operating costs in carrying out the DRILLING SERVICES only if caused solely as a result of such assignment and only as specifically provided for herein. Except as otherwise provided for herein or elsewhere in this CONTRACT, cost variations in


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  PAGE 25 OF 33

                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


         CONTRACTOR's operating costs in carrying out the DRILLING SERVICES will be subject to adjustment, if solely the result of the assignment of the CONTRACT, and shall be the following cost variations: (i) compliance with the assignee's safety, hygiene and import/export procedures, and
         (ii) compliance with the assignee's fire and safety regulations. Provided, further, that matters set forth elsewhere in the CONTRACT or its Exhibits which expressly call for CONTRACTOR to assume the obligation for compliance and/or expressly address adjustments of costs by and between the Parties (by way of example this includes but is not limited to Clause 10 herein and Section 5.7 of Exhibit "5" herein ) shall not be subject to adjustment under this Clause 18. In all other cases, when the CONTRACT is assigned, the Rates and Charges set forth in Exhibit "5" of the CONTRACT shall be revised to reflect variations in CONTRACTOR's operating costs in carrying out the DRILLING SERVICES only if, solely as a result of such assignment, there is an increase or decrease in the operating requirements imposed on CONTRACTOR by the assignee that results in an increase or decrease of the CONTRACTOR's operating costs in a manner not originally contemplated by the Parties with respect to the work to be performed by CONTRACTOR under the CONTRACT. Such variations in cost shall be supported by auditable evidence of the actual cost changes properly documented and supported by CONTRACTOR to OPERATOR's reasonable satisfaction: provided further that with respect to cost increases no such cost variations shall be allowed unless the assignee is advised in advance of such changes and has been given the opportunity to modify its operating requirements to avoid the cost increase.

18.2     Subcontracting

         The CONTRACTOR shall not enter into any subcontract for the whole or any part of its obligations under the CONTRACT other than with Caspian Drilling Company Limited without the prior written consent of the OPERATOR and such consent if given shall not relieve the CONTRACTOR from any liability or obligation under the CONTRACT and the CONTRACTOR shall be responsible for the acts, breaches of contract, defaults and negligence of any SUBCONTRACTOR, its personnel or agents as fully as if they were the acts, defaults, breaches of contract or negligence of the CONTRACTOR, its personnel or agents.

         The CONTRACTOR shall ensure that all its subcontracts shall include provisions to the like effect as the provisions hereof. In addition the CONTRACTOR shall ensure that the SUBCONTRACTOR's personnel (where applicable) are made aware of, and follow the provisions for Fire and Safety Precautions and Emergency Procedures as set out in Exhibit 4.


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  PAGE 26 OF 33

                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


18.3 Under no circumstances shall any subcontractor of CONTRACTOR or its agents, servants or employees be considered employees of OPERATOR.

18.4 If CONTRACTOR shall cause any part of the DRILLING SERVICES hereunder to be performed by a subcontractor, CONTRACTOR shall provide on behalf of such subcontractor or require such subcontractor to procure and maintain in effect for the duration of the subcontract such insurance coverages as are set forth elsewhere in this CONTRACT as applicable to such subcontractor which coverages shall, with respect to the risks expressly assumed by such subcontractor under its subcontract, name OPERATOR GROUP as additional insured, be primary, and contain the waiver of subrogation specified herein.

                  CLAUSE 19 APPLICATION OF LAWS AND REGULATIONS

The CONTRACTOR shall comply with all Laws, Rules and Regulations of Government or local or other authority which are effective at the date hereof or may in the future become applicable to the CONTRACTOR's business, CONTRACTOR's EQUIPMENT and CONTRACTOR's PERSONNEL engaged in the operations hereunder. The CONTRACTOR shall promptly advise the OPERATOR of any such laws, rules or regulations with which it believes it is unable to comply.

The CONTRACTOR shall ensure that its PERSONNEL, SUBCONTRACTORs and agents observe all such laws, rules and regulations and shall at the CONTRACTOR's expense replace any CONTRACTOR's PERSONNEL or SUBCONTRACTOR's personnel or agents whose conduct or behavior may reasonably be considered by the OPERATOR to be in breach or conflict with such laws, rules or regulations. CONTRACTOR, subject always to the provisions of Clause 8 herein, shall defend indemnify and hold harmless OPERATOR from and against any and all claims, liabilities, demands, damages, actions, costs and expenses (including attorneys fees) arising out of or in connection with the failure of CONTRACTOR, its personnel and/or its subcontractors to observe all such laws, rules and regulations.

                          CLAUSE 20 SERVING OF NOTICES

Except as otherwise expressly and specifically set forth in this CONTRACT or in any Exhibits or attachment hereto, all notices and other communications required to be in writing hereunder shall be deemed sufficient for all purposes if sent by registered or certified letter, courier service, facsimile or telex to the recipients' addresses stated below (provided that each Party may change its address by notice in writing) or if delivered by hand to the recipient Party's designated representative. Each notice in any of the foregoing manners shall be


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C-2000-AIOC-21467                                                  PAGE 27 OF 33

                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


effective upon receipt, or seventy-two (72) hours following confirmed date of dispatch, whichever is earlier.

          OPERATOR:

          AZERBAIJAN INTERNATIONAL OPERATING COMPANY
          VILLA PETROLEA
          2 NEFTCHILAR PROSPEKTI, BAIL
          BAKU, AZERBAIJAN
          ATTENTION:  JAMES REESE, DRILLING MANAGER
          FACSIMILE:  (+994-12) 97-96-02

          CONTRACTOR:

          SANTA FE INTERNATIONAL CORPORATION
          52 KHANLAR STREET (APARTMENT 15)
          BAELOVA, BAKU, AZERBAIJAN
          ATTENTION:  JOHN BOONE, GENERAL MANAGER
          FACSIMILE:  (011) (994-12) 97-45-01

          COPY TO:

          SANTA FE INTERNATIONAL CORPORATION
          TWO LINCOLN CENTRE, SUITE 1100
          5420 LBJ FREEWAY, DALLAS, TX 75240, USA
          ATTENTION:  GENERAL COUNSEL
          FACSIMILE:  (+1) 972-701-7737


                         CLAUSE 21 VARIATION AND WAIVER

No variation or waiver of any obligation hereunder shall be valid or effective unless confirmed in writing in the case of a variation by all Parties and in the case of a waiver then by the Party towards whom the obligation shall have been undertaken.

                  CLAUSE 22 INDEPENDENT CONTRACTOR RELATIONSHIP

22.1 In the performance of the DRILLING SERVICES the CONTRACTOR shall be an independent contractor with the authority to control and direct the performance thereof. OPERATOR is interested only in the results obtained and shall not have the right to control or direct the details of the services performed by CONTRACTOR, but the DRILLING SERVICES shall be subject to the approval of the OPERATOR and be subject to a general right of inspection and any necessary supervision thereof


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C-2000-AIOC-21467                                                  PAGE 28 OF 33

                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


         which the OPERATOR may choose to exercise if necessary to secure the satisfactory completion thereof.

22.2 The actual performance and superintendence of the DRILLING SERVICES hereunder shall be by the CONTRACTOR but the OPERATOR shall at all times have access to all parts of the DRILLING UNIT for the purpose of inspecting the CONTRACTOR's EQUIPMENT or observing tests or inspecting the DRILLING SERVICES. In addition, operations shall be carried out at the request and in accordance with the instructions of the OPERATOR's REPRESENTATIVE who shall inform the CONTRACTOR's REPRESENTATIVE of the end result desired from any operation, but the CONTRACTOR shall have the entire responsibility for the proper and timely execution thereof.

22.3 The CONTRACTOR shall give all reasonable assistance to the OPERATOR's REPRESENTATIVE in the performance of his duties. However, the presence of and/or inspection and/or supervision by the OPERATOR's REPRESENTATIVE hereunder shall not relieve the CONTRACTOR of any of its obligations or responsibilities hereunder.

                        CLAUSE 23 INFRINGEMENT OF PATENTS

The CONTRACTOR shall release, defend, indemnify and hold harmless the OPERATOR from and against all claims proceedings and liabilities for or on account of infringement or alleged infringement of any patent rights design trade mark or name or other protected right of any THIRD PARTY arising in connection with the use by the CONTRACTOR of any such equipment, machinery, materials or process and shall defend at its sole expense any and all such proceedings to which both Parties are defendants, provided, however, that such indemnity shall not apply and OPERATOR shall release, defend, indemnify and hold harmless CONTRACTOR therefor if the equipment, machinery, materials or process which infringes on the patent, design, trademark or name or other protected right was specified or provided by OPERATOR. Both the CONTRACTOR and the OPERATOR shall at all times have the right to be represented respectively by their own counsel and to participate in the defense of any such proceedings if both shall be made Parties defendant thereto. Each Party shall give notice in writing forthwith to the other party of any such claims and proceedings as aforesaid and shall supply the other party with all information and documents in connection therewith as the other Party may reasonably require.

                            CLAUSE 24 APPLICABLE LAW

This CONTRACT shall be governed by, construed, interpreted and applied in accordance


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C-2000-AIOC-21467                                                  PAGE 29 OF 33

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                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


with English Law, excluding any choice of law rules which would refer the matter to the laws of another jurisdiction.

                              CLAUSE 25 ARBITRATION

25.1 Any dispute, controversy or claim arising out of or in relation to or in connection with this CONTRACT or the operations carried out under this CONTRACT, including without limitation any dispute as to the validity, interpretation, enforceability or breach of this CONTRACT, shall be exclusively and finally settled by arbitration, and any Party may submit such a dispute, controversy or claim to arbitration.

25.2 Unless otherwise expressly agreed by the Parties of the arbitration, the arbitration proceedings shall be conducted by three (3) arbitrators in accordance with the Arbitration Rules of the United Nations Commission on International Trade Law (UNCITRAL), as in existence on the EFFECTIVE DATE.

25.3 Unless otherwise expressly agreed by the Parties to the arbitration, the arbitrators shall be appointed in accordance with the procedure set forth in the arbitration rules specified in Clause 25.2; provided, however, that if the appointing authority specified in such rules refuses or fails to act as the appointing authority within ninety (90) days after being requested to do so, then the appointing authority shall be the President for the time being of the Law Society of England and Wales.

25.4 Unless otherwise expressly agreed in writing by the Parties to the arbitration proceedings:

         25.4.1   the arbitration proceedings shall be held in London;

         25.4.2 the arbitration proceedings shall be conducted in the English language and the arbitrator(s) shall be fluent in the English language;

         25.4.3 the arbitrator(s) shall be and remain at all times wholly independent and impartial;

         25.4.4 the costs of the arbitration proceedings (including attorney's fees and costs) shall be borne in the manner determined by the arbitrator(s).

         25.4.5 the decision of a majority of the arbitrators shall be final and binding, and the Parties to the arbitration proceedings hereby agree to exclude, to the extent that they may validly do so, any right of application or appeal to any court in connection with any question of law arising in the course of the arbitration proceedings or out of the award.


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C-2000-AIOC-21467                                                  PAGE 30 OF 33

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                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


         25.4.6 judgment upon award may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be; and

         25.4.7 each Party hereto, for the purposes of allowing such arbitration and the enforcement and execution of any arbitration decision, award, issuance of any attachment, provisional remedy or other pre-award remedy, hereby waives any and all claims to immunity, including, but not limited to, claims of sovereign immunity.

                 CLAUSE 26 EXCLUSION OF PREVIOUS CORRESPONDENCE

All previous correspondence, negotiations, representations, explanations, statements, promises or guarantees whether oral or written are hereby excluded from the CONTRACT.

                                 CLAUSE 27 AUDIT

CONTRACTOR shall maintain a complete and correct set of records pertaining to all aspects of this CONTRACT. OPERATOR shall have the right to inspect and audit any and all relevant records relating to the performance of the DRILLING SERVICES and to audit all relevant records relating to payment for reimbursable services (including provision of equipment) within a period of twenty-four (24) months after the settlement of the final invoice for DRILLING SERVICES hereunder provided that CONTRACTOR shall have the right to exclude any proprietary matters, trade secrets, formulas or processes from such inspection and audit. Should the results reveal that payments have been made incorrectly, appropriate adjustments shall be made. Neither the completion of such audit by OPERATOR nor the decision not to conduct an audit shall waive, forfeit or prejudice any right or remedy that OPERATOR may have under this CONTRACT or at law.

                          CLAUSE 28 GENERAL PROVISIONS

28.1     Successors and Assigns

         This CONTRACT shall inure to the benefit of and be binding upon the successors and permitted assigns of the Parties.

28.2     Reservation

         No Party shall be required to act or refrain from acting if to do so would make such Party, its shareholders or their parents, subsidiaries or AFFILIATES (including, in the case of the CONTRACTOR, its sub-contractor Caspian Drilling Company Limited) liable to penalisation under the laws of any jurisdiction applicable to such Party, its


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C-2000-AIOC-21467                                                  PAGE 31 OF 33

                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


         shareholders or their parents, subsidiaries or AFFILIATES (including, in the case of the CONTRACTOR its sub-contractor Caspian Drilling Company Limited) notwithstanding anything to the contrary in this CONTRACT.

28.3     Severance of Invalid Provisions

         If and for so long as any provision of this CONTRACT shall be deemed to be judged invalid for any reason whatsoever, such invalidity shall not affect the validity or operation of any other provision of this CONTRACT and any such invalid provision shall be deemed severed from this CONTRACT without affecting the validity of the balance of this CONTRACT.

28.4 No waiver by any Party of any provision of this CONTRACT shall be binding unless made expressly and expressly confirmed in writing. Further, any such waiver shall relate only to such matter, non-compliance or breach as it expressly relates to and shall not apply to any subsequent or other matter, non-compliance or breach.

28.5 If this CONTRACT is executed in multiple languages, the English version will prevail as to any conflicts between the executed documents.

28.6     Conflicts

         Except as specifically provided in Clause 11.2 of Exhibit "1" attached hereto, in the event of any conflicts between the provisions in the Exhibits of this CONTRACT and the body of this CONTRACT, the latter shall prevail.

28.7     Conflicts of Interest

         CONTRACTOR undertakes that it shall not use any information received as a result of its status as a Party under the CONTRACT to gain an advantage for other operations which it may be or it anticipates it may be conducting or participating in, to the material disadvantage of the operations contemplated under this CONTRACT.

28.8     Survival

         Clauses 6, 7, 8, 9, 10, 13, 14, 15, 16, 17, 19, 20, 23, 24, 25, 27, 28
         of this CONTRACT, and Section 4.13 of Exhibit 4, shall survive the termination of this CONTRACT. In addition, the rights of the Parties under the insurance policies procured pursuant to Clause 9 herein shall survive termination of this CONTRACT.

28.9 As of the EFFECTIVE DATE, the OPERATOR and CONTRACTOR shall be subject to clause 11.2 of Exhibit "1" attached hereto, applying such provisions mutatis mutandis to this CONTRACT.


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C-2000-AIOC-21467                                                  PAGE 32 OF 33

                                                               DRILLING CONTRACT
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the duly authorised representatives of the Parties execute this CONTRACT.



For and on behalf of

AZERBAIJAN INTERNATIONAL OPERATING COMPANY


By:      /s/ Graham Howard

Name:    Graham Howard

Title:   Manager, Contracts and Procurement



Date:    14th March 2000



For and on behalf of

SANTA FE INTERNATIONAL CORPORATION


By:      /s/ John Bergeland
Name:    John Bergeland

Title:   Vice President, Santa Fe International Corporation

Date:    14th March 2000



--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  PAGE 33 OF 33

                                   EXHIBIT "5"


                                RATES AND CHARGES

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------


PREAMBLES

5.1      GENERAL

         The Rates and Charges shall be fully inclusive of all costs, expenses, overheads and profit arising out of the provision of the DRILLING SERVICES, PERSONNEL and EQUIPMENT by the CONTRACTOR under the CONTRACT and its Exhibits hereof.

5.2      MOBILISATION AND DEMOBILISATION

                    (a) MOBILISATION CHARGE shall be the amount payable, as set out in Exhibit "5.1", for the mobilisation of the CONTRACTOR's EQUIPMENT and CONTRACTOR's PERSONNEL to the CONTRACT AREA to cover all costs incurred by CONTRACTOR as a result of such mobilisation including but not by way of limitation all costs incurred by the CONTRACTOR in:

                  -    setting up a base in the CONTRACT AREA,

                  -    air passages,

                  -    sea freight,

                  -    lighterage,

                  -    port dues,

                  -    pilotage,

                  -    wharfage,

                  -    cranage,

                  -    cargo handling,

                  -    all and any other costs

                  until the agreed time and date that the DRILLING UNIT is under tight tow to the first LOCATION under this CONTRACT.

                    (b) DEMOBILISATION CHARGE shall be the amount payable, as set out in Exhibit "5.1", for the demobilisation of the CONTRACTOR's EQUIPMENT and CONTRACTOR's PERSONNEL from the CONTRACT AREA to cover all costs incurred by CONTRACTOR as a result of such demobilisation including but not by way of limitation all costs incurred by the CONTRACTOR in:

                  -    closing down a base in the CONTRACT AREA,

                  -    air passages,

                  -    sea freight,

                  -    lighterage,

                  -    port dues,


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                   PAGE 1 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------


                  -    pilotage,

                  -    wharfage,

                  -    cranage,

                  -    cargo handling,

                  -    all and any other costs

                  after the COMPLETION DATE.

                    (c)    Standing Down/Remobilisation Charge

                  The CONTRACTOR will be paid a reimbursement for all actual costs reasonably and properly incurred by the CONTRACTOR in standing down at a port on the mainland of the CONTRACT AREA nominated by the OPERATOR, or, at the OPERATOR's option, at the individual home bases of the CONTRACTOR's PERSONNEL, and (as the case may be) in remobilising from said port or home bases the CONTRACTOR's PERSONNEL as a direct consequence of the DRILLING UNIT being shutdown under the direction of the OPERATOR. Full supporting documents must accompany any invoice for this charge.

5.3      DAILY RATES

         All rates per day described hereunder refer to a day of twenty-four
         (24) hours. For parts of a day all such daily rates shall be prorated to the nearest one quarter hour.

                    (a) The OPERATING RATE shall be the amount per day payable for all operations from the COMMENCEMENT DATE (including DRILLING UNIT movements to and from port for upgrading the DRILLING UNIT) to the COMPLETION DATE except when the REPAIR, REDRILL, SHUTDOWN WITHOUT CREW, RATE DURING REPAIRS REQUIRED BY NEW RULES AND REGULATIONS AFTER INITIAL COMMENCEMENT DATE, REDUCED REPAIR RATE (as provided for in Section
                           D.1 of Attachment "1" of Exhibit "4") applies, or other special rates (as may be agreed by the Parties) are in effect. During the upgrade of the DRILLING UNIT between the first WELL and second WELL as envisaged under the CONTRACT, a nil RATE shall apply.

                    (b) The REPAIR RATE shall be equal to the OPERATING RATE for forty eight (48) cumulative repair hours per month or pro rata for part of a month. Thereafter the REDUCED REPAIR RATE shall apply. In no event shall any single occurrence of REPAIR RATE exceed forty eight (48) hours. The REPAIR RATE shall be applicable during such times as there is a shutdown in operations for repairs to the DRILLING EQUIPMENT or due to CONTRACTOR's failure to keep its


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C-2000-AIOC-21467                                                   PAGE 2 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------


                           EQUIPMENT in certification in accordance with requirements in effect at the first WELL COMMENCEMENT DATE.

                           In respect of repairs to subsea equipment the REPAIR RATE shall commence from the time that normal operations cease on account of defective subsea equipment until the time when normal operations are resumed. Normal operations shall be deemed to have been resumed when the same depth is reached as was reached prior to the instigation of such repairs as aforesaid. Waiting on weather to raise or run damaged or defective or repaired subsea equipment shall be at OPERATING RATE and not at REPAIR RATE.

                           Cessation of operations in order to slip, cut or change the drilling line, or routine lubrication for routine maintenance and routine top drive maintenance purposes which cannot be safely and properly carried out without suspending the DRILLING SERVICES shall not be deemed to be shutdown for the purposes of this sub-clause.

                    (c) The REDRILLING RATE shall apply during all time spent in redrilling the hole or during remedial work on the hole due to circumstances set out in Clause 8.4 of the CONTRACT.

                    (d) The SHUTDOWN WITHOUT CREW RATE shall be at a rate as set forth in Exhibit "5.1". The OPERATOR shall give the CONTRACTOR thirty (30) days written notice of the application of this Rate, which shall be applicable for a period of not less than thirty (30) days.

                           In addition, the OPERATOR shall reimburse the CONTRACTOR the Standing Down/Remobilisation Charge.

         (e) The RATE DURING REPAIRS REQUIRED BY NEW RULES AND REGULATIONS AFTER INITIAL COMMENCEMENT DATE shall apply as provided in Sections 4.3 and 4.4 of Exhibit "4".

         (f) In the event that the first WELL COMMENCEMENT DATE is delayed beyond 15 March 2000 for reasons beyond the control of the CONTRACTOR then the STANDBY RATE FOR DELAYED COMMENCEMENT shall apply from 0000 hours on 15 March 2000 until the actual first WELL COMMENCEMENT DATE.

5.4      CHARGE FOR MEALS AND ACCOMMODATION PROVIDED BY CONTRACTOR

         This charge shall be the amount per man-day applicable for meals and accommodation provided by CONTRACTOR to OPERATOR's and service companies' personnel


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                   PAGE 3 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

         staying over night on the DRILLING UNIT in excess of eight (8) such personnel per day.

         The said Charge shall apply irrespective of whether the said Personnel are in fact each provided with no meals per day or one or two or three meals per day, and the substantiation for the application of this Charge shall be the daily "people on board" report.

5.5      PERSONNEL

                    (a)    Additional Personnel

                  The CONTRACTOR shall be paid at the rates set out in Exhibit "5.2" hereto for personnel additional to those listed in Exhibit "6" requested by the OPERATOR.

                    (b)    Courses

                  The OPERATOR shall reimburse the CONTRACTOR for all costs and expenses in respect of travel, accommodation and subsistence reasonably and properly incurred by CONTRACTOR's PERSONNEL when in attendance at courses, other than those for the account of CONTRACTOR as set forth in Exhibit "6", at the request of OPERATOR. Invoices for such reimbursement shall be supported by the requisite bills, tickets and other such substantiation as the OPERATOR may reasonably require.

                    (c)    Replacement

                  Pending replacement of personnel the OPERATOR shall deduct from any monies due to the CONTRACTOR at the appropriate rate per day quoted in Exhibit "5.2" for all days in excess of seven (7) that such person shall not have been so replaced.

5.6      ADDITIONAL EQUIPMENT

         The OPERATOR shall reimburse the CONTRACTOR as follows for additional equipment provided:

                    (a) The capital costs of modifications to the DRILLING UNIT or additional equipment purchased on the instructions of the OPERATOR shall be reimbursed to the CONTRACTOR in accordance with the provisions of sub-clause (b) hereunder.

                    (b) The agreed rental costs of listed equipment under Exhibit "5.3" hereto or if not listed the costs of materials or charges for hire of additional equipment or services required by the OPERATOR's REPRESENTATIVE at net invoice cost, after deduction of all


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C-2000-AIOC-21467                                                   PAGE 4 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

                           discounts plus an addition of ten percent (10%) for all items not exceeding three thousand dollars (US$3,000) and six percent (6%) on all items exceeding three thousand dollars (US$3,000) to cover the CONTRACTOR's additional costs, overhead charges and profit. provided, however, except and to the extent otherwise agreed, the foregoing shall not apply to the modification, enhancement, upgrade and replacement of certain equipment items on the DRILLING UNIT to be undertaken between the first and second WELL under the CONTRACT, as summarised in Exhibit "7" hereto.

                    (c) The costs of transport and shipping the further equipment and materials to the CONTRACT AREA.

                    (d) An agreed rental rate to be incorporated in Exhibit "5.3" hereto covering CONTRACTOR's operating and maintenance costs for each item on such additional equipment included in Exhibit "7" hereof; provided, however, the foregoing shall not apply to the modification, enhancement, upgrade and replacement of certain equipment items on the DRILLING UNIT to be undertaken between the first and second WELL under the CONTRACT, except as stated in Exhibit "7" hereto.

                  The OPERATOR shall not reimburse the CONTRACTOR for any further equipment or materials supplied and delivered by it which the OPERATOR's REPRESENTATIVE has not first requested in writing as aforesaid.

5.7      ESCALATION

         5.7.1 At one-year intervals, with the first revision being due 1 January 2001, the Rates and Charges herein set forth shall be revised to reflect variations in CONTRACTOR's costs after 1 January 2000 (the "Base date") for or due to:

                    (a) Increases or decreases in the salaries, wages benefits and burden for CONTRACTOR's PERSONNEL. Base Cost for Non Azeri Personnel is U.S. $13,043 per day. Base Cost for Azeri Personnel is U.S.$4,033 per day. CONTRACTOR shall properly document and support to the OPERATOR's reasonable satisfaction any such variations in cost.

                    (b) Increases or decreases in CONTRACTOR's cost arising from a change in the number, or the location of any operating base, or work schedule of CONTRACTOR's PERSONNEL only if made at the request of OPERATOR. Otherwise, no adjustments shall be made for any change in the number, operating base


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                   PAGE 5 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

                           location or work schedule of PERSONNEL made by CONTRACTOR.

         5.7.2 At one year intervals, with the first revision being due 1 January 2001, the Rates and Charges set forth herein shall be revised to reflect variations in CONTRACTOR's costs after 1 January 2000 (the "Base Date") for or due to:

                    (a) Decreases or unavoidable increases in CONTRACTOR's insurance and catering costs. Base Cost for insurance is U.S. $957 per day and Base Cost for catering is U.S. $1,934 per day. Decreases or unavoidable increases in CONTRACTOR's insurance costs or catering costs shall be supported by auditable evidence of the actual cost changes properly documented and supported by CONTRACTOR to OPERATOR's reasonable satisfaction.

                    (b) Increases or decreases in CONTRACTOR's maintenance and capital equipment replacement costs. Base Cost is U.S. $8,584 per day. Such cost increases or decreases shall be calculated in accordance with increases or decreases reported in the Bureau of Labour Statistics Oilfield Drilling Machinery and Equipment Price Index (Code No. 1191.02) as published by the U.S. Department of Labour after the Base Date. Each revision shall be determined by multiplying the percentage change between the then current Index and that which was in effect on the Base Date times the Base Cost.

         5.7.3 Rates and Charges herein set forth shall be adjusted when the combined amount of the revision is greater than United States Dollars Two Hundred and Fifty per day (U.S. $250/day) on 1 January 2001 and once every twelve (12) months thereafter.

         5.7.4 CONTRACTOR shall maintain a complete and correct set of records pertaining to all aspects of the matters set forth in this Section 5.7. OPERATOR shall have the right to audit any and all relevant records relating to the increases or decreases in the Rates and Charges as provided for in this
                  Section 5.7 within a period of twenty-four (24) months after the settlement of the final invoice for DRILLING SERVICES hereunder provided that CONTRACTOR shall have the right to exclude any proprietary matters, trade secrets, formulas or processes from such inspection and audit. Should the results reveal that payments have been made incorrectly, appropriate adjustments shall be made. Neither the completion of such audit by OPERATOR nor the decision not to conduct an audit shall waive, forfeit or prejudice any


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                   PAGE 6 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

                  right or remedy that OPERATOR may have under this CONTRACT or at law.

         "5.7.5 The Rates and Charges herein set forth shall be revised to reflect variations of CONTRACTOR's costs after January 1, 2000 ("Base Date") for or due to an increase or decrease in CONTRACTOR's costs due to a change in the laws, rules or regulations of the Azerbaijan Republic, or the interpretation or enforcement thereof, which becomes effective after the Base Date. Each time that CONTRACTOR's out-of-pocket costs of such items (one or more) increase or decrease by more than U.S. $250 per 24-hour day, the Rates and Charges will be revised by the corresponding amount with retroactive effect to the date such increase or decrease was incurred. CONTRACTOR shall properly document and support such variation in costs."


5.8      PAYMENT PROVISIONS

         5.8.1    Monthly Account and Invoicing

                    (a) Within the first ten (l0) days of each MONTH the CONTRACTOR shall submit to the OPERATOR in triplicate a monthly account in respect of DRILLING SERVICES performed by CONTRACTOR during the previous MONTH for which payment is due, and also in respect of services given and/or materials supplied (if any) for which payment is due.

                    (b) Such account shall be accompanied by one copy of the Time Breakdown Report and such other invoice documents or information as the OPERATOR may reasonably require from time to time.

                    (c) Such account shall comprise one invoice for each WELL on which the DRILLING UNIT has operated during the previous MONTH.

                    (d) Invoices shall be numbered serially and submitted to the OPERATOR bearing the CONTRACT reference number.

         5.8.2    Payments by the OPERATOR

                    (a) Insofar as it is approved by the OPERATOR, the OPERATOR shall pay all invoices within thirty (30) days after receipt thereof to bank accounts nominated by the CONTRACTOR. In the event any undisputed invoices are not so paid by the OPERATOR within the said thirty (30) days, then the OPERATOR shall pay interest on such unpaid amounts at LIBOR plus one percent (1%). The bank account to which


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                   PAGE 7 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

                           OPERATOR shall make payments under the CONTRACT shall be as follows:

                           SANTA FE INTERNATIONAL CORPORATION

                           Bank of America, NT and SA
                           333 S. Beaudry Avenue
                           19th Floor, Account Admin. 5583
                           Los Angeles, CA 90017, USA

                           Wire Instructions:

                           Bank of America NT and SA, SF
                           Account No. 12357-01847
                           ABA: 121000358


                           Any change to the above details shall be the subject of a formal amendment to CONTRACT.

                    (b) In the event that the OPERATOR disputes an invoice or part thereof, the OPERATOR shall within twenty (20) days of receipt thereof notify the CONTRACTOR in writing of the invoice or part thereof so disputed and specifying the reason therefore. Payment of such disputed invoice or part thereof shall be withheld until settlement of the said dispute. Such payments so withheld shall not be subject to interest charges unless the original invoices as submitted by the CONTRACTOR are subsequently agreed by OPERATOR to be correct.

                    (c) Payment by the OPERATOR of the CONTRACTOR's invoices shall be without prejudice to the OPERATOR's rights subsequently to challenge the correctness thereof.

                    (d) Any expenditure of whatsoever nature incurred by the CONTRACTOR in connection with the CONTRACT for which responsibility has not been assumed in the CONTRACT by the OPERATOR shall be a cost to be borne by the CONTRACTOR.

                    (e) Payment by the OPERATOR of any account submitted by the CONTRACTOR shall not discharge or release the CONTRACTOR from any of its obligations under the CONTRACT or be deemed approval or acceptance of work covered by such account.

                    (f) All invoices shall be submitted in and payment made in the currency or currencies set forth in Exhibit
                           5.1. Such currencies or amounts thereof may be adjusted by mutual agreement of the Parties, from time to time.


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                   PAGE 8 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

         5.8.3    Payment During Upgrade.

                  CONTRACTOR shall upgrade the DRILLING UNIT in accordance with Attachment 2 to Exhibit 7. Such DRILLING UNIT upgrade is to be performed upon completion of the GCA 6 WELL which is to be the first WELL under this CONTRACT. OPERATOR shall provide tow vessels and other necessary services for moving the DRILLING UNIT from the GCA 6 well location and pay the OPERATING RATE until the DRILLING UNIT is safely moored following removal of all of OPERATOR's MATERIALS and equipment, materials and supplies of the OPERATOR's contractors and their subcontractors at Baku or other mutually agreed equidistant port. During the upgrade, a Nil Rate shall be payable and OPERATOR shall not provide and/or bear the cost of services and materials which are for its account under Attachment 1 to
                  Exhibit 4. Upon completion of the upgrade, which for purposes hereof shall mean when the DRILLING UNIT has met the acceptance criteria as stated in Attachment 3 to Exhibit "7" and the DRILLING UNIT is ready to move to OPERATOR's next location, or such other time and date as agreed between the Parties, OPERATOR shall provide tow vessels and other necessary services for moving the DRILLING UNIT to OPERATOR's next location and pay the OPERATING RATE and provide and/or bear the cost of services and materials which are for the OPERATOR's account under Attachment 1 to Exhibit 4

5.9      EARLY TERMINATION FEE

         5.9.1 Notwithstanding any other provision of the CONTRACT, in the event the CONTRACT is terminated prior to the second WELL COMMENCEMENT DATE for any reason whatsoever, (excepting only the constructive, compromised or arranged total loss of the DRILLING UNIT under applicable insurance policies or arrangements), then OPERATOR shall pay the CONTRACTOR an Early Termination Fee equivalent to 365 Days at the GCA-6 OPERATING RATE plus CONTRACTOR's audited costs of complying with OPERATOR's instruction to terminate the CONTRACT (including all costs of terminating or cancelling any current or planned work or orders for materials and equipment associated with the Upgrade envisaged under this CONTRACT).

         5.9.2 Notwithstanding any other provision of the CONTRACT, in the event the CONTRACT is terminated after the second WELL COMMENCEMENT DATE for any reason whatsoever, (excepting only the constructive, compromised or arranged total loss of the DRILLING UNIT under applicable insurance policies or arrangements), then OPERATOR shall pay CONTRACTOR the following Early Termination Fee based upon the actual date of termination. FOR PURPOSES OF IMPLEMENTING SUB-CLAUSE 5.9.2 THE FIRST


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                   PAGE 9 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

                  YEAR OF THE CONTRACT SHALL BE CONSIDERED TO COMMENCE ON THE SECOND WELL COMMENCEMENT DATE.

                  The applicable Early Termination Fee shall be calculated by considering the actual date of termination against the following fixed reference points.

                  a) If the Contract is terminated at any time during the first year of the CONTRACT:

                           - U.S. $23,100,000 plus the non-GCA-6 WELL OPERATING RATE for each Day the actual duration of the CONTRACT is less than 365 Days.

                  b) If the CONTRACT is terminated at any time during the second year of CONTRACT:

                           -        U.S. $19,400,000 plus U.S. $10,137 for each
                                    Day the actual duration of the CONTRACT is less than 730 Days.

                  c) If the CONTRACT is terminated at any time during the third year of the CONTRACT:

                           -        U.S. $14,900,000 plus U.S. $12,329 for each
                                    Day the actual duration of the CONTRACT is less than 1,095 Days.

                  d) If the CONTRACT is terminated at any time during the fourth year of the CONTRACT:

                           -        U.S. $9,500,000 plus U.S. $14,795 for each
                                    Day the actual duration of the CONTRACT is less than 1,460 Days.

                  e) If the Contract is terminated at any time after the 1,460th Day of the CONTRACT:

                           - U.S. $17,336 for each Day the actual duration of the CONTRACT is less than 2,008 Days.

                  The above-applicable Early Termination Fee excludes any element of withholding Tax payment. If CONTRACTOR is subject to Azerbaijan withholding Tax on such Early Termination Fee, then the applicable Fee shall be adjusted as necessary to include the applicable withholding tax in order that the net Early Termination Fee to be received by CONTRACTOR after such tax has been withheld remains as stated above.


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  PAGE 10 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

                  For the purpose of sub-clause 5.9.2 "Day" or "Days" mean a day for which a non-GCA-6 Well OPERATING RATE has been paid to CONTRACTOR.


         5.9.3 In addition to the Early Termination Fee, if the period of the DRILLING SERVICES from the second WELL COMMENCEMENT DATE to the actual date of Termination shall be less than 2,008 Days then OPERATOR shall pay CONTRACTOR the unrecovered portion of the cost to CONTRACTOR of providing supply boats and fuel during the period when the DRILLING UNIT is undergoing Upgrade following completion of the first WELL. For the avoidance of doubt, the Non-GCA-6 WELL OPERATING RATE includes an element of $525 per Day (inclusive of withholding tax at 5%) to cover these costs and such rate is payable under the CONTRACT for the equivalent of 2,008 Days.



--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  PAGE 11 OF 14

                                                 EXHIBIT "5" - RATES AND CHARGES
--------------------------------------------------------------------------------

                         EXHIBIT "5.1" RATES AND CHARGES
                        (NOTE ALL VALUES IN U.S. DOLLARS)

-------------------------------------------------------------------------------------------------------------------------------
     1.    MOBILISATION                                           0
-------------------------------------------------------------------------------------------------------------------------------
     2.    DEMOBILISATION                                         0
-------------------------------------------------------------------------------------------------------------------------------
     3.    STANDING DOWN/ REMOBILISATION CHARGE                   At cost
-------------------------------------------------------------------------------------------------------------------------------
                                                             Base Rate Without Azeri W/H Tax (For     With 5% Azeri W/H Tax
                                                                  information purposes only)
-------------------------------------------------------------------------------------------------------------------------------
                                                                   GCA-6               Other        GCA-6 Well     Other Wells
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
     4.    OPERATING RATE                                          57,242              77,026         60,255         81,080
-------------------------------------------------------------------------------------------------------------------------------
     5.    REDUCED REPAIR RATE                                     13,043              13,043         13,730         13,730
-------------------------------------------------------------------------------------------------------------------------------
     6.    REDRILLING RATE                                         42,931              57,769         45,191         60,810
-------------------------------------------------------------------------------------------------------------------------------
     7.    SHUTDOWN W/O CREW RATE                                              N/A                  OPERATING RATE Less Agreed
                                                                                                          Cost Savings
-------------------------------------------------------------------------------------------------------------------------------
     8.    RATE DURING REPAIRS REQUIRED BY NEW RULES AND           57,242              77,026         60,255         81,080
           REGULATIONS AFTER INITIAL COMMENCEMENT DATE
-------------------------------------------------------------------------------------------------------------------------------
     9.    STANDBY RATE FOR DELAYED COMMENCEMENT                   38,422               N/A           40,444
-------------------------------------------------------------------------------------------------------------------------------
     10.   MEALS AND ACCOMMODATION IN EXCESS OF EIGHT (8)                  38/man/day               40/man/day     40/man/day
           MEN PER DAY OF OPERATOR'S PERSONNEL
-------------------------------------------------------------------------------------------------------------------------------
           OPERATING COSTS SUBJECT TO WITHHOLDING TAX                         1,837                    1,934          1,934
           (BEFORE TAX)
-------------------------------------------------------------------------------------------------------------------------------
     11.   MISCELLANEOUS CHARGES                               The rate per day for CONTRACTOR's personnel who have been removed and who have not been replaced by the CONTRACTOR shall be a deduction of the amount of the rate in Exhibit "5.2" hereto for the person so removed until such time as the said person so removed has been replaced
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     1.    MOBILISATION
-------------------------------------------------------------------------------------------------------------------------------
     2.    DEMOBILISATION
-------------------------------------------------------------------------------------------------------------------------------
     3.    STANDING DOWN/ REMOBILISATION CHARGE
-------------------------------------------------------------------------------------------------------------------------------
                                                                With 6.25% Azeri    With 8.0% Azeri
                                                                    W/H Tax             W/H Tax
-------------------------------------------------------------------------------------------------------------------------------
                                                                  (All Wells)        (All Wells)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
     4.    OPERATING RATE                                           82,186(1)          83,787
-------------------------------------------------------------------------------------------------------------------------------
     5.    REDUCED REPAIR RATE                                      13,913             14,177
-------------------------------------------------------------------------------------------------------------------------------
     6.    REDRILLING RATE                                          61,639             62,840
-------------------------------------------------------------------------------------------------------------------------------
     7.    SHUTDOWN W/O CREW RATE                             OPERATING RATE Less Agreed Cost Savings
-------------------------------------------------------------------------------------------------------------------------------
     8.    RATE DURING REPAIRS REQUIRED BY NEW RULES AND            82,186             83,787
           REGULATIONS AFTER INITIAL COMMENCEMENT DATE
-------------------------------------------------------------------------------------------------------------------------------
     9.    STANDBY RATE FOR DELAYED COMMENCEMENT                     N/A
-------------------------------------------------------------------------------------------------------------------------------
     10.   MEALS AND ACCOMMODATION IN EXCESS OF EIGHT (8)         41/man/day         41/man/day
           MEN PER DAY OF OPERATOR'S PERSONNEL
-------------------------------------------------------------------------------------------------------------------------------
           OPERATING COSTS SUBJECT TO WITHHOLDING TAX                1,959              1,997
           (BEFORE TAX)
-------------------------------------------------------------------------------------------------------------------------------
     11.   MISCELLANEOUS CHARGES                               The rate per day for CONTRACTOR's personnel who have been removed and who have not been replaced by the CONTRACTOR shall be a deduction of the amount of the rate in Exhibit "5.2" hereto for the person so removed until such time as the said person so removed has been replaced
-------------------------------------------------------------------------------------------------------------------------------


(1)      (77,026 / 0.9375) + (1,959 - 1,934) = 82,186

(2) Without prejudice to the provisions of Exhibit 5, Clause 5.7, should CONTRACTOR and its subcontractors be subject to Azerbaijan withholding tax at a rate other than 5%, 6.25% or 8%, then CONTRACTOR's rates of payment shall be adjusted so that CONTRACTOR's rates before Azerbaijan withholding tax remain unchanged.


--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  Page 12 of 14

                                  EXHIBIT "5.2"
                         RATES FOR CONTRACTORS PERSONNEL

ONSHORE
------------------------------------------------------------------------------------------------------------
                                                                               RATE/MAN/DAY*
                                                                 -------------------------------------------
            POSITION                NATIONALITY      ROTATION/          NUMBER
                                                     RESIDENT          PROVIDED           US DOLLARS/DAY
------------------------------------------------------------------------------------------------------------
Drilling Superintendent                  NA          Resident              1                   1021
------------------------------------------------------------------------------------------------------------
Maintenance Superintendent               NA          Resident              1                   838
------------------------------------------------------------------------------------------------------------

OFFSHORE
------------------------------------------------------------------------------------------------------------
                                                                               RATE/MAN/DAY*
                                                                 -------------------------------------------
            POSITION                NATIONALITY      ROTATION/          NUMBER
                                                     RESIDENT          PROVIDED           US DOLLARS/DAY
------------------------------------------------------------------------------------------------------------
Sr. Drilling Foreman                     NA            28/28               1                   585
------------------------------------------------------------------------------------------------------------
Drilling Foreman                         NA            28/28               1                   571
------------------------------------------------------------------------------------------------------------
Tourpusher                               NA            28/28               2                   480
------------------------------------------------------------------------------------------------------------
Barge Engineer                           NA            28/28               1                   489
------------------------------------------------------------------------------------------------------------
Asst. Barge Engineer                     NA            28/28               1                   419
------------------------------------------------------------------------------------------------------------
Electrician                              NA            28/28               1                   467
------------------------------------------------------------------------------------------------------------
Mechanic                                 NA            28/28               1                   462
------------------------------------------------------------------------------------------------------------
Subsea Engineer                          NA            28/28               1                   517
------------------------------------------------------------------------------------------------------------
Safety Training Co-ordinator             NA            28/28               1                   448
------------------------------------------------------------------------------------------------------------
Clerk/Medic/HLO                          NA            28/28               1                   380
------------------------------------------------------------------------------------------------------------
Tourpusher                               A             14/14               1                    75
------------------------------------------------------------------------------------------------------------
Driller                                  A             14/14               1                    46
------------------------------------------------------------------------------------------------------------
Asst. Driller                            A             14/14               1                    34
------------------------------------------------------------------------------------------------------------
Derrickman                               A             14/14               1                    32
------------------------------------------------------------------------------------------------------------
Pumpman                                  A             14/14               1                    29
------------------------------------------------------------------------------------------------------------
Roughneck                                A             14/14               1                    27
------------------------------------------------------------------------------------------------------------
Materialsman                             A             14/14               1                    30
------------------------------------------------------------------------------------------------------------
Storeman                                 A             14/14               1                    30
------------------------------------------------------------------------------------------------------------
Motorman                                 A             14/14               1                    26
------------------------------------------------------------------------------------------------------------
Welder                                   A             14/14               1                    29
------------------------------------------------------------------------------------------------------------
Electrician                              A             14/14               1                    55
------------------------------------------------------------------------------------------------------------
Mechanic                                 A             14/14               1                    55
------------------------------------------------------------------------------------------------------------
Subsea Engineer                          A             14/14               1                    46
------------------------------------------------------------------------------------------------------------
Crane Operator                           A             14/14               1                    34
------------------------------------------------------------------------------------------------------------
Asst. Crane Operator                     A             14/14               1                    27
------------------------------------------------------------------------------------------------------------
Roustabout                               A             14/14               1                    23
------------------------------------------------------------------------------------------------------------
Asst. Barge Engineer                     A             14/14               1                    51
------------------------------------------------------------------------------------------------------------
Ballast Control Opt.                     A             14/14               1                    34
------------------------------------------------------------------------------------------------------------
Asst. Ballast Control Opt.               A             14/14               1                    32
------------------------------------------------------------------------------------------------------------
Paint Foreman                            A             14/14               1                    28
------------------------------------------------------------------------------------------------------------
Painter                                  A             14/14               1                    23
------------------------------------------------------------------------------------------------------------
Radio Operator                           A             14/14               1                    28
------------------------------------------------------------------------------------------------------------
Safety Training Officer                  A             14/14               1                    57
------------------------------------------------------------------------------------------------------------

Notes:

A - Azeri

NA - Non Azeri

*Payable for days worked and earned days off



--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  Page 13 of 14

                                  EXHIBIT "5.3"
                                    RATES FOR

                   ADDITIONAL EQUIPMENT/MISCELLANEOUS CHARGES


ITEM       DESCRIPTION                                               RATE CHARGE
----       -----------                                               -----------
                                                                         US$/day

NONE



--------------------------------------------------------------------------------
C-2000-AIOC-21467                                                  Page 14 of 14

Santa Fe International Corporation undertakes, upon the request of the Securities and Exchange Commission, to file the appendices to the foregoing agreement that are not included in the filing.




--------------------------------------------------------------------------------